Exhibit 32.2

SECTION 1350 CERTIFICATION (CFO) 1350

DIGUANG INTERNATIONAL DEVELOPMENT CO., LTD.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Diguang International Development Co., Ltd., the “ Company” , on Form 10-K for the year ended December 31, 2010 , as filed with the Securities and Exchange Commission on the date hereof, the “ Report” , I, Junjiang Li, Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2011

/s/ Junjiang Li
Junjiang Li
Controller